Long term loan	12 Months Ended
Dec. 31, 2021
Long term loan [Abstract]
Long term loan
19. Long term loan

	December 31,
	2021	2020
	US$’000	US$’000
Long term loan principal	93,988	88,037
Unamortized debt issuance costs	(593)	(735)
Long term loan	93,395	87,302

As part of the acquisition of Aegerion on September 24, 2019, Aegerion entered into a new U.S. dollar denominated US$81,021,000 secured term loan debt facility (“Term Loan”) with various lenders. The Term Loan was made up of a US$54,469,000 loan that was in place prior to the acquisition, which was refinanced as part of the acquisition, and a US$26,552,000 additional loan that was drawn down on September 24, 2019. The Term Loan had a five-year term from the date of the draw down, September 24, 2019, and a maturity date of September 24, 2024. Under the Term Loan, interest was payable at the option of the Group at the rate of 11% per annum paid in cash on a quarterly basis or at a rate of 6.5% paid in cash plus 6.5% paid in kind, which rolls up and is included in the principal balance outstanding, on a quarterly basis. Unpaid accrued interest of US$1,536,000 as at December 31, 2021 is recognized in current liabilities within trade and other payables (December 31, 2020: $1,439,000). The Term Loan agreement includes an option to prepay the loan in whole or in part at any time subject to payment of an exit fee, which depending on the stage of the loan term, ranges from 5.00% to 0.00% of the principal then outstanding on the Term Loan. On February 18, 2022, the Term Loan was repaid in full and the Group secured a $125,000,000 senior credit facility of which US$105,000,000 was drawn down to facilitate the prepayment of the existing Term Loan. See further details on the $125,000,000 senior credit facility entered into by Amryt in Note 27, Events after the reporting period..

In connection with the Term Loan, the Group incurred approximately US$870,000 of debt issuance costs, which primarily consisted of underwriting, legal and other professional fees. These costs are amortized over the expected life of the loan using the effective interest method.

The Term Loan was guaranteed by Amryt and certain subsidiaries of the Group. In connection with the loan agreement, fixed and floating charges have been placed on property and undertakings of Amryt and certain subsidiaries of the Group.

The Term Loan agreement included affirmative and negative covenants, including prohibitions on the incurrence of additional indebtedness, granting of liens, certain asset dispositions, investments, and restricted payments, in each case, subject to certain exceptions set forth in the Loan Agreement. The Term Loan agreement also includes customary events of default for a transaction of this type and includes (i) a cross-default to the occurrence of any event of default under material indebtedness of Amryt and certain subsidiaries of the Group and Amryt, including the convertible notes, and (ii) Amryt or any of its subsidiaries being subject to bankruptcy or other insolvency proceedings. Upon the occurrence of an event of default, the lenders may declare all of the outstanding Term Loan and other obligations under the Term Loan agreement to be immediately due and payable and exercise all rights and remedies available to the lenders under the Term Loan agreement and related documentation. There were no events of default or breaches of the covenants occurring for the year ended December 31, 2021 (December 31, 2020: no events).

Total
US$’000
Changes in long term loans from financing activities:
At January 1, 2021	88,741
Cash-flows
Proceeds from loans and borrowings	—
Acquired loans and borrowings	116,629
Repayment of loans and borrowings	(116,629)
Liability related
Paid in kind interest	5,947
Amortization of debt costs	146
Change in accrued interest	97
At December 31, 2021	94,931